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                                                                    Exhibit 10.9

                             musicmaker.com, Inc.
                              1831 Wiehle Avenue
                                   Suite 128
                            Reston, Virginia  20190
                   Phone (703) 904-4110  Fax (703) 904-4117


[DATE]

Ferris, Baker Watts, Incorporated
100 Light Street
8th Floor
Baltimore, Maryland 21202

Fahnestock & Co. Inc.
125 Broad Street
New York, New York 10004

Dear Sirs:

     The undersigned understands that Ferris, Baker Watts, Incorporated and Fahnestock & Co. Inc., as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with musicmaker.com, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") of common stock, par value $0.01 per share (the "Common Stock") of the Company.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned, during the period commencing on the date of execution of the Underwriting Agreement and ending 180 days after the Closing Date of the Underwriting
Agreement:

      (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for any shares of capital stock of the Company or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of capital stock of the Company, or publicly announce an intention to effect any such transaction (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or
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such other securities, in cash or otherwise), without the prior written consent of Ferris, Baker Watts, Incorporated;

      (ii) agrees not to make any demand for, exercise any right, or file (or participate in the filing of) a registration statement with respect to the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Ferris, Baker Watts, Incorporated and Fahnestock & Co. Inc.; and

      (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for any shares of capital stock of the Company (collectively, "Company Securities"), either during the undersigned's lifetime or on the undersigned's death, by gift, will or intestate succession to the undersigned's immediate family or to a trust the beneficiaries of which are exclusively the undersigned's and/or a member or members of the undersigned's immediate family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Company Securities subject to the provision of this letter agreement, and there shall be no further transfer of such Company Securities except in accordance with this letter agreement. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, stepchildren, father, mother, brother or sister of the transferor.

     In addition, notwithstanding the foregoing: (a) if the undersigned is a partnership, the partnership may transfer any Company Securities to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer Company Securities by gift, will or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively a member or members of his or her immediate family; (b) if the undersigned is a limited liability company, the limited liability company or to the estate of any such member, and any member who is an individual may transfer Company Securities by gift will or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively a member or members of his or her immediate family; and
(c) if the undersigned is a corporation and any stockholder who is an individual may transfer Company Securities to any stockholder of such corporation and any stockholder who is an individual may transfer Company Securities by gift, will or intestate succession to his or immediate family or to a trust the beneficiaries of which are exclusively a member or members of his or her immediate family; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement
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stating that the transferee is receiving and holding the Company Securities subject to the provisions of this letter agreement, and there shall be no further transfer of such Company Securities except in accordance with this letter agreement.

     Further, if the undersigned transfers any or all of the Company Securities prior to the execution of the Underwriting Agreement, it shall be a condition to the transfer that the transferee is receiving and holding the Company Securities subject to the provisions of this letter agreement, and there shall be no further transfer of such Company Securities except in accordance with this letter agreement.

     The undersigned hereby represents and warrants that all of the shares of capital stock held by such person are listed on the attached Annex 1 and that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary to implement the foregoing. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.


                                         Very truly yours,




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(Name--Please Type)

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(Address and Phone)

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(Social Security or Taxpayer Identification No.)


                                    Annex 1

Number (and type) of shares of capital stock owned:
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Certificate Numbers:
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